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                                                               EXHIBIT 99.(a)(3)

                         NOTICE OF GUARANTEED DELIVERY
                    FOR TENDER OF SHARES OF COMMON STOCK OF
                        UNITED OKLAHOMA BANKSHARES, INC.

         This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be completed and delivered to accept the Offer (defined below) if certificates representing shares of Common Stock, $1.00 par value (the "Shares"), of United Oklahoma Bankshares, Inc., an Oklahoma corporation (the "Company"), are not immediately available or if time will not permit all required documents to reach the Depositary prior to the expiration of the Offer. This form may be delivered by hand or sent by facsimile transmission or mail to the Depositary on or prior to the expiration of the Offer and must include a guarantee by an "Eligible Institution" (as defined below). See
Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS
              LIBERTY BANK & TRUST COMPANY OF OKLAHOMA CITY, N.A.

 BY MAIL:                     BY FACSIMILE:            BY HAND OR
                                                       OVERNIGHT DELIVERY:           BY NEW YORK DROP:
 LIBERTY BANK & TRUST         (405) 231-6058           LIBERTY BANK & TRUST          MIDWEST CLEARING CORPORATION
 COMPANY OF OKLAHOMA CITY,                             COMPANY OF OKLAHOMA CITY,
 N.A.                         CONFIRM BY TELEPHONE:    N.A.
 P. O. BOX 25848              (405) 231-6331           100   N.   BROADWAY,   9TH    40 BROAD STREET, 22ND FLOOR
                                                       FLOOR
 OKLAHOMA CITY, OK  73125                              OKLAHOMA CITY, OK  73102      NEW YORK, NY  10004
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DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS BY MEANS OF A FACSIMILE
TRANSMISSION NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
DELIVERY.

    THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES.  IF A SIGNATURE ON A
LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION"
UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE
APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
GREETINGS:

    THE UNDERSIGNED HEREBY TENDERS TO AMERIBANK CORPORATION, AN OKLAHOMA
CORPORATION (THE "PURCHASER"), UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET
FORTH IN ITS OFFER TO PURCHASE DATED NOVEMBER 3, 1995 (THE "OFFER TO
PURCHASE"), AND IN THE RELATED LETTER OF TRANSMITTAL (WHICH TOGETHER CONSTITUTE
THE "OFFER"), RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE NUMBER OF SHARES
INDICATED BELOW PURSUANT TO THE GUARANTEED DELIVERY PROCEDURE SET FORTH IN
SECTION 3 OF THE OFFER.

NUMBER OF SHARES:                             ADDRESS:
                                                      --------------------------------------
                                              ----------------------------------------------
------------------------------------------    ----------------------------------------------
                                                              (ZIP CODE)

CERTIFICATE NOS. (IF AVAILABLE):              AREA CODE & TEL. NO.:

------------------------------------------
------------------------------------------    X
                                                --------------------------------------------
                                              X
                                                --------------------------------------------

NAME(S) OF RECORD HOLDER(S):SIGNATURE(S)

----------------------------------------      DATED:                       , 199
----------------------------------------            -----------------------     ------
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                              PLEASE TYPE OR PRINT





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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"), hereby guarantees to deliver to the Depositary, at one of its addresses set forth above, the certificates representing all tendered Shares in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantee, and any other documents required by the Letter of Transmittal, within five (5) New York Stock Exchange trading days after the date hereof.

Dated:                     , 199  .
      ---------------------     --

                                        Name, Address and Telephone No. of Firm:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------





                                        ----------------------------------------
                                        Authorized Signature

                                        ----------------------------------------
                                        (Please type or print name)

                                        ----------------------------------------
                                        Title


    The institution which completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such institution.

              DO NOT SEND CERTIFICATES FOR SHARES WITH THIS FORM.
          CERTIFICATES SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.





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